SUMMARY PROSPECTUS March 8, 2010

AllianceBernstein Multi-Asset Inflation Strategy

Ticker: Class A–AMTAX; Class C–ACMTX; Advisor Class–AMTYX

Before you invest, you may want to review the Strategy’s Prospectus, which contains more information about the Strategy and its risks. The Strategy’s Prospectus and Statement of Additional Information (“SAI”), both dated March 8, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Strategy’s Prospectus and other information about the Strategy, go to http://www.alliancebernstein.com/links/mf, email a request to prorequest@alliancebernstein.com, call (800) 227-4618, or ask any financial advisor, bank, or broker-dealer who offers shares of the Strategy. Unless otherwise noted, page number references refer to the current Prospectus for this Strategy.

INVESTMENT OBJECTIVE

The Strategy’s investment objective is to maximize real return over inflation.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies—Sales Charge Reduction Programs on page 27 of the Prospectus and in Purchase of Shares—Sales Charge Reduction Programs on page 95 of the Strategy’s SAI.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	1.00%*	None
Exchange Fee	None	None	None

Annual Strategy Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class
Management Fees	.75%	.75%	.75%
Distribution and/or Service (12b-1) Fees	.30%	1.00%	None
Other Expenses:
Transfer Agent	.07%	.07%	.07%
Other Expenses	.82%	.82%	.82%

Total Other Expenses(a)	.89%	.89%	.89%

Total Annual Strategy Operating Expenses Before Fee Waiver	1.94%	2.64%	1.64%

Fee Waiver and/or Expense Reimbursement(b)	(.89)%	(.89)%	(.89)%

Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%	1.75%	.75%

*	For Class C shares, the contingent deferred sales charge is 0% after the first year.

(a)	Total other expenses are based on estimated amounts for the current fiscal year.

(b)	The Adviser has agreed to waive its management fees and/or to bear expenses of the Strategy through October 31, 2011 to the extent necessary to prevent total Strategy operating expenses, on an annualized basis, from exceeding the net expenses reflected in this table. Fees waived and expenses borne by the Adviser are subject to reimbursement until March 8, 2013. No reimbursement payment will be made that would cause the Strategy’s total annualized operating expenses to exceed the fee percentages reflected in the table. This fee waiver and/or expense reimbursement agreement may not be terminated before October 31, 2011 and may be terminated thereafter by either party upon 60 days’ prior notice.

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Examples

The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Strategy’s operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Advisor Class
After 1 Year	$528	$278	$77
After 3 Years	$926	$736	$430

You would pay the following expenses if you did not redeem your shares at the end of period:

	Class A	Class C	Advisor Class
After 1 Year	$528	$178	$77
After 3 Years	$926	$736	$430

Portfolio Turnover

The Strategy will pay transactions costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy’s performance.

PRINCIPAL STRATEGIES

The Strategy seeks to maximize real return. Real return is the rate of return after adjusting for inflation.

The Strategy pursues an aggressive investment strategy involving a variety of asset classes. The Strategy invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Strategy expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-protected fixed-income securities, such as Treasury Inflation-Protected Securities and similar bonds issued by governments outside of the U.S., commodities, commodity-related stocks, real estate securities, utility securities, infra-structure related securities, currencies, and securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate). The Strategy expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

The Strategy will seek inflation protection from investments around the globe, both in developed and emerging market countries. In selecting securities for purchase and sale, the Adviser will utilize its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation, and security selection. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps.

The Strategy anticipates that its investments, other than its investments in inflation-protected securities, will focus roughly equally on commodity-related equity securities, commodities and commodity derivatives, and real estate equity securities to provide a balance between expected return and inflation protection. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, industrial and precious metals, such as gold. The Strategy’s investments in real estate equity securities will include Real Estate Investment Trusts, other real-estate-related securities, and infrastructure-related securities.

The Strategy will invest in both U.S. and non-U.S. Dollar-denominated equity or fixed-income securities. The Strategy may invest in currencies for hedging or for investment purposes, both in the spot market and through long- or short-positions in currency-related derivatives. The Strategy does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in U.S. Dollar-denominated securities although it may hedge the exposure under certain circumstances.

The Strategy may invest to the extent permitted by applicable law in derivatives, such as options, futures, forwards, swap agreements or structured notes. The Strategy intends to use leverage for investment purposes. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Strategy may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Strategy will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Strategy organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Strategy. The Subsidiary, unlike the Strategy, may invest, without limitation, in commodities and commodities-related instruments. The Strategy will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Strategy limits its investment in the Subsidiary to no more than 25% of its net assets.

The Strategy is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

PRINCIPAL RISKS

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Market Risk: The value of the Strategy’s assets will fluctuate as the equity, commodity and bond markets fluctuate. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

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Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

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Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

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Commodity Risk: Investing in commodity-linked derivative instruments may subject the Strategy to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

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Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

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Leverage Risk: To the extent the Strategy uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

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Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. The Strategy invests in derivatives and securities involving substantial market and credit risk, which tend to involve greater liquidity risk.

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Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Strategy’s investments or reduce its returns.

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Subsidiary Risk: By investing in the Subsidiary, the Strategy is indirectly exposed to the risks associated with the Subsidiary’s investments. There is no guarantee that the investment objective of the Subsidiary will be achieved.

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Diversification Risk: The Strategy may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Strategy’s NAV.

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Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Strategy.

PERFORMANCE INFORMATION

No performance information is available for the Strategy because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Strategy’s portfolio:

Employee	Length of Service	Title
Drew W. Demakis	Since 2010	Senior Vice President of the Adviser

Joshua B. Lisser	Since 2010	Senior Vice President of the Adviser

Teresa Marziano	Since 2010	Senior Vice President of the Adviser

Jonathan E. Ruff	Since 2010	Senior Vice President of the Adviser

Greg J. Wilensky	Since 2010	Senior Vice President of the Adviser

PURCHASE AND SALE OF STRATEGY SHARES

Purchase Minimums

	Initial	Subsequent
Class A/Class C Shares, including traditional IRAs and Roth IRAs	$2,500	$50
Automatic Investment Program	No minimum	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Class Shares (only available to fee-based programs or through other limited arrangements)	None	None

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

TAX INFORMATION

The Strategy may pay income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Strategy through a broker-dealer or other financial intermediary (such as a bank), the Strategy and its related companies may pay the intermediary for the sale of Strategy shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Strategy over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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